UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]  Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Sec. 240.14a-12


                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


            ---------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

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     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per  unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed  maximum  aggregate  value  of  transaction:

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     5)   Total  fee  paid:

[_]  Fee paid previously with preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769

                        ----------------------------------
                                     NOTICE
                        of Annual Meeting of Shareholders
                         To Be Held On November 22, 2002
                        ----------------------------------

To  the  Shareholders:

     The  2002  Annual  Meeting  of  Shareholders  of  Mimbres  Valley  Farmers
Association, Inc., a New Mexico Corporation (the "Company") will be held on November 22, 2002 at 10 a.m. at 811 S. Platinum, Deming, New Mexico, for the following purposes:

          1)   To elect seven (7) Directors;

          2) To approve The Accounting and Consulting Group, L.L.P., of Carlsbad, New Mexico as the Company's independent auditors;

          3) To adopt an amendment to the Articles of Incorporation of the Company and Restated Articles of Incorporation of the Company; and

          4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof, including proposals to adjourn from time to time. Management is not currently aware of any other business to come before the Annual Meeting.

     Holders of Common Stock of record at the close of business on October 18, 2002 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present in person or by valid proxy.

     The officers and directors of the Company cordially invite you to attend the Annual Meeting. Directions to 811 S. Platinum may be obtained by calling
(505) 546 2769. Even if you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. Please direct your attention to the attached Proxy Statement.

                                   By Order of the Board of Directors
                                   Shelby Phillips, III, Chairman

Deming, New Mexico
October 25, 2002

Attachments:   (1) Proxy  Statement
               (2) Proxy
               (3) Annual Report on Form 10-KSB


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
         PLEASE MARK, DATE, SIGN AND MAIL YOUR ENCLOSED PROXY PROMPTLY.
                   TO HELP US UPDATE OUR INFORMATION, WE NEED
                     YOUR CURRENT ADDRESS AND PHONE NUMBER.

                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769


                ------------------------------------------------
                                PROXY STATEMENT

                ------------------------------------------------
                                  INTRODUCTION


     The Board of Directors (the "Board") of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at 811 S. Platinum, Deming, New Mexico 88030, on November 22, 2002, at 10:00 a.m. or at any adjournments thereof, for the purposes stated in the enclosed Notice of Annual Meeting (the "Notice"). The Company is mailing the proxy materials on or about October 25, 2002 to holders of shares of Common Stock of the Company of record at the close of business on October 18, 2002, (the "Record Date").

     At the close of business on the Record Date, the Company had 13,781.47 shares of Common Stock outstanding. The Company does not know of any person who owns 5% or more of the Common Stock as of the Record Date.

     To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Stockholder, and the person or entity that signs the Proxy.

     The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

VOTING  AND  VOTE  REQUIRED

     Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. In accordance with the Company's Bylaws, the presence, either in person or by properly executed proxy, of the holders of record of thirty-three and one-third per cent (33 and 1/3%) of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

     If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares will be voted as you specify on the proxy, unless you properly revoke the proxy prior to or at the beginning of the Annual Meeting as described below. If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for the election of the nominees for directors named below, for the approval and ratification of the appointment of the independent auditors, for the adoption of the charter amendment described below, and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

     You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspectors of election for the Annual Meeting will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The election of each of the directors as presented in Proposal 1 requires an affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes in the election of Directors will not affect the election of the nominees receiving the majority of votes. The approval and ratification of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 2 will have the same effect as a vote against the Proposal.

     The adoption of the amendment to the articles of incorporation of the Association as presented in Proposal 3 requires an affirmative vote of the holders of a majority of the voting power of the issued and outstanding common stock, present in person or represented in proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 3 will have the same effect as a vote against the proposal.

     If any matters other than those stated in the Notice are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented for the vote by the Shareholders of the Company at the Annual Meeting, other than those matters this Proxy Statement refers to and describes.


                            COMMON STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth, as of October 18, 2002, the shares of Common Stock, $25.00 par value (the only class of the Company's voting securities) beneficially owned by each Director, nominee for Director, and each Executive Officer of the Company. There is no person or group (as the term is used in Section 13(d)(3) of the Securities Exchange Act) known to the Company to be the beneficial owner of more than five percent of this class of voting securities.

NAME AND ADDRESS                           AMOUNT AND NATURE OF        PER CENT OF COMMON
BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP(1)(2)  STOCK BENEFICIALLY HELD
--------------------------------------  --------------------------  ------------------------
Leone Anderson
   P.O. Box 175
   Deming, N.M. 88030                            102.50 shares (3)                     *

Jim T. Hyatt
   11850 Uvas Valley Rd. N.E.                     28.00 shares                         *
   Deming, N.M. 88031                            286.00 shares (4)                     2.07%

William R. Johnson, III
   P.O. Box 468
   Columbus, N.M. 88029                           55.50 shares                         *

William C. Shattuck
   110 N. Gold
   Deming, N.M. 88030                            101.50 shares                         *

Shelby C. Phillips, III
   P.O. Box 2089                                 537.67 shares                         3.90%
   Deming, N.M. 88031

Grayson Smyer
   P.O. Box 1956
   Deming, N.M. 88031                             81.17 shares                         *

G. G. Gore
   2020 Columbus Road  S. W.
   Deming, N.M. 88031                            118.50 shares                         *

Janet Robinson (6)
   P.O. Box 2247
   Deming, N.M. 88031                             20.00 shares                         *

All directors and executive officers:          1,330.84 shares                         9.66%

--------------------------
     *Less than one percent

(1) There are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules 13d-3(d)(1) of the Securities Exchange Act of 1934.
(2) Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
(3) Ms. Anderson has joint voting and investment power over these shares with her spouse.
(4) Mr. Hyatt holds these shares with shared voting and investment power which arises through interests in a partnership and a corporation that are owners of record.
(5) Mr. Phillips has joint voting and investment power over the shares with his spouse.
(6)  Janet Robinson is the principal accounting officer of the Company.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO.  1)

     The Company's Articles of Incorporation provide that its Board of Directors shall consist of not less than five stockholders to be elected at the annual meeting to be provided for by the by-laws. The by-laws of the Company currently fix the number at seven. Management has nominated the seven persons named and described below to stand for election at the 2002 Annual Meeting for one-year terms or until their successors are elected and qualified.

     The shares represented by the accompanying proxy will be voted to elect the seven nominees shown below for election unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

NAME                  AGE       POSITION       DIRECTOR SINCE  TERM EXPIRES
--------------------  ---  ------------------  --------------  ------------
Jim T. Hyatt           50  Director                     1993         2002
William R.
   Johnson, III        52  Director and Vice
                           President                    1993         2002
Shelby Phillips, III   60  Chairman Of The
                           Board, Chief
                           Executive Officer,
                           General Manager              1999         2002
William C. Shattuck    46  Director                     2000         2002
Leone Anderson         69  Director and
                           Secretary-
                           Treasurer                    1997         2002
Grayson Smyer          45  Director                     2001         2002*
G. G. Gore             50  Director                     2001         2002

---------------
     *Douglas Tharp was a director of the Company from 1968 until December, 2001, when he resigned. His occupation for the last five years was cotton warehousing and auctioneering. Grayson Smyer was named to fill the vacancy for Mr. Tharp's unexpired term. Mr. Smyer has been engaged for the past five years in farming and the brokerage of produce in the Deming area.

     Jim T. Hyatt has been a director of the Company since 1993. His occupation for the last five years has been ranching. He is a partner in Hyatt & Hyatt, a general partnership, and president of Quartzite, Inc. Both Hyatt & Hyatt and Quartzite, Inc. are ranching businesses.

     William R. Johnson, III, has been a director of the Company since 1993 and Vice President since 2000. His occupation for the last five years has been farming and ranching. He is a partner in W. R. Johnson and Sons, a general partnership in the business of farming and ranching, and a director of Carzalia Valley Gin, Inc., a corporation involved in processing of agricultural products.

     Leone Anderson has been a director of the Company since September 23, 1997. She is a retired school teacher whose family has been active in farming in Luna County.

     Shelby C. Phillips, III has been a director of the Company since February 1999 and Chairman of the Board, Chief Executive Officer and General Manager since May, 2000. Mr. Phillips is the President of Adobe Developers, Inc., a real estate development business. His principal occupation for the last five years has been farming and ranching.

     The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2002, the Board held 12 regularly scheduled meetings. None of the directors attended less than 75% of the meetings held during the last fiscal year. The Board has not established standing audit, nominating or compensation committees.

     No director or officer of the Company is an adverse party or has a material interest adverse to the Company in any material transaction or any pending legal proceedings. No director of the Company holds a directorship in any other company with a class of stock registered under the Securities Exchange Act of 1934 or any company registered as an investment company.

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table sets forth compensation paid during each of the last three fiscal years to each of the Company's present General Manager and Chief Executive Officer Shelby Phillips, III, and Dean Stovall, the Company's former General Manager and Chief Executive Officer. These gentlemen are the Company's only "highly compensated executive officers" for the period in question as that term is used in Item 402 (a) of Regulation S-B under the Securities Exchange Act of 1934. Mr. Stovall resigned as General Manager and Chief Executive Officer of the Company on May 12, 2000. Mr. Phillips assumed that role on May 21, 2000. No other officer or employee received total compensation (i.e. salary and bonus) in excess of $100,000 in any of the Company's past three fiscal years.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL           FISCAL    OT      HER      ANNUAL
POSITION                      YEAR   SALARY   BONUS  COMPENSATION*
---------------------------  ------  -------  -----  -------------
Shelby C. Phillips, III,       2002  $60,193   n.a.       n.a.
General Manager and            2001  $55,000   n.a.       n.a.
    Chief Executive Officer    2000  $ 7,206   n.a.       n.a.

Dean Stovall, Former           2002    n.a.    n.a.       n.a.
General Manager and            2001    n.a.    n.a.       n.a.
   Chief Executive Officer     2000  $22,162   n.a.       n.a

---------------
     * The Company has no bonus, stock option, stock bonus, stock appreciation rights or long term incentive plans or agreements, or equity based or incentive option plans or agreements.

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive the sum of $100 per month, and no other compensation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on a review of the copies of these reports furnished to the Company, there were no late reports of ownership (or changes therein) of the Company's Common Stock.

VOTE  REQUIRED

     The election of each of the directors as presented in Proposal 1 requires an affirmative vote of the holders of a majority of the votes cast, in person or by proxy, at the Annual Meeting.

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO.  2)

     The Board of Directors of the Company, subject to ratification by the Shareholders of the Company, appointed The Accounting and Consulting Group, L.
L. P., of Carlsbad, with offices in Albuquerque, Alamogordo, Clovis and Carlsbad, as independent auditors of the Company on September 24, 2002.

     The Board of Directors selected The Accounting and Consulting Group, L.L.P., as independent auditors for the Company for a second year because it was of the opinion that this firm would provide the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, the Board will consider other independent auditors. A representative of The Accounting and Consulting Group, L.L.P. will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

VOTE  REQUIRED

     The approval and ratification of the selection of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTING AND CONSULTING GROUP, L.L.P. AS INDEPENDENT AUDITORS OF THE COMPANY.

                   AMENDMENT OF THE ARTICLES OF INCORPORATION
                                (PROPOSAL NO. 3)

     LIMITATION  ON  SHARE  OWNERSHIP

     The Articles of Incorporation of the Company (the "Current Articles") provide in Article IV that: "the number of shares of common stock of the Corporation which can be owned by a single shareholder shall not exceed one and two-tenths (1.2%) of the total authorized common stock of the corporation." Inasmuch as the total authorized capital stock of the Company is 20,000 shares, the effect of the provision quoted above is to limit the share ownership of any one member to 240 shares.

     Similarly,  the  By-Laws  of  the  Company, as restated in 1992, provide in
Article III, Section 3 that, "No stockholder shall be permitted to own or hold more than two hundred forty (240) shares of stock at any one time."

     The Board of Directors of the Company has approved an amendment to Article IV of the Articles of Incorporation of the Company increasing the limitation to 3.6% of the total authorized common stock of the Company thereby limiting the shareholdings of any one shareholder to 720 shares. The background of and reasons for this action are explained below. The amendment to the Articles also changes Article II, a housekeeping amendment necessary to update information concerning the Company's registered office and registered agent in the State of New Mexico.

     HISTORY  AND  BACKGROUND

     When the Company was originally incorporated on February 10, 1913, the Articles of Incorporation contained no limitation on share ownership. On September 14, 1943, a Certificate of Amendment to the Certificate of Incorporation of the Company was filed, which among other things, imposed a limitation of shares to be held by any one member to six-tenths (6/10) of one per cent, of authorized capital stock. On April 24, 1962, another Certificate of Amendment was filed, increasing the total authorized capital of the Company to its present level: $500,000, consisting of 20,000 shares of $25.00 par value each. This amendment made no change in the maximum ownership limitation described above. On November 8, 1984, Articles of Amendment to the Articles of Incorporation of the Company were filed increasing the ceiling on single ownership to the 1.2% limitation quoted above.

     Presumably the limitation on ownership by one member (and later "shareholder"), which has also been carried forward in the By-Laws of the Company, was intended to prevent a single individual or small group of individuals from acquiring voting control of the Company. In 1966, the Company made an intrastate (New Mexico purchases and sales only) offering of 11,000 shares of its $25.00 par value common stock. The Offering Circular dated March 31, 1966, in a section entitled "Capitalization" had the following to say: "The pre-emptive rights to purchase additional stock by virtue of the fact that a person is a shareholder of the company, have not been withheld except the Articles of Incorporation and By-Laws restricts [sic] a person from holding more than sixtenths [sic] of one per cent (120 shares) of the total authorized stock. In actual practice this has been difficult to control by reason of the acquisition of some shares by inheritance." Later in the Offering Circular, in a section entitled "Dilution and Control," the following information appeared:
"The stock of this Company is widely held among 817 stockholders and no stockholder or other purchser [sic] will be permitted to hold more thn [sic] 120 shares, as provided by the Articles of Incorporation and By-Laws of the Company."

     The Articles of Incorporation and By-laws of the Company do not provide any insight into what the consequences would or should be of ownership of a greater number of shares than the present limitation of 240 shares. It is possible that if presented with the question, a New Mexico court would hold that any owner of an amount exceeding that threshold would only be permitted to vote 240 shares in any matter brought to a vote of shareholders in an annual or special meeting or unanimous consent of shareholders. The table hereinabove shows that two
Directors of the Company, Jim T. Hyatt and Shelby C. Phillips, III, presently own more than 240 shares. To the best of the knowledge of the Company, no other shareholder owns more than the current limitation.

     SECURITIES  REPORTING  REQUIREMENTS

     The fact that the Company continues to have more than 500 shareholders of record causes it to continue to incur the expense and management time related to the preparation and filing of periodic reports with the United States Securities and Exchange Commission (the "SEC"). Otherwise, the Company is far below the threshold for termination of the registration of its common stock with the SEC. SEC Rule 12g-4 under the Securities Exchange Act of 1934 (the "Exchange Act") provides that an issuer of securities such as the Company may terminate its periodic reporting obligation for any class of securities held of record by less than 500 persons, where the total assets of the issuer have not exceeded $10 million on the last day of each of the issuer's three most recent fiscal years. Although its total assets have been substantially less than $10 million for each of its three most recent fiscal years, the Company is still required to file reports with the SEC covering the first three quarters of each fiscal year-the quarters ending September 30, December 31 and March 31-on Form 10-QSB. The reports are due within forty-five (45) days after the end of each fiscal quarter other than the last. Further, it is required to file an annual report on the results of each fiscal year of operation by the expiration of ninety (90) days from the end of the fiscal year on June 30. The most recent report by the Company for the fiscal year ended June 30, 2002, filed with the SEC on September 27, 2002, has been, or is being contemporaneously, furnished to shareholders as a part of the Annual Report. Finally, the Company is required to file with the SEC, on Form 8-K, reports of other material events that occur in between the required filing dates for the other periodic reports.

     The requirement for these reports and the audited financial reports that go with them imposes a substantial cost burden, chiefly in the form of legal and accounting fees, on the Company-in the past fiscal year alone, the total of fees and costs of this type exceeded one hundred thousand dollars ($100,000), an amount approximately equal to the total shareholders' equity in the Company at the beginning of the current fiscal year. Furthermore, the recent scandals that have erupted in certain large publicly-held companies have given rise to reform legislation, perhaps the most important to date being the Sarbanes-Oxley Act of 2002. This act brings about substantial reforms too numerous to recapitulate here, but among its changes is a phasing in of shorter periods within which the quarterly and annual reports of certain public companies must be filed with the SEC. At the present time the shorter filing periods only apply to companies substantially larger than the Company, but there can be no assurance that they will not be applied in the future to all public companies. In the opinion of Management, shorter filing periods generally translate into greater costs in producing the periodic reports, either through increased technological sophistication or greater staffing, or both. Management is advised by members of the accounting profession that other regulatory initiatives established by the Sarbanes-Oxley Act are likely to cause an increase in the cost of auditing and accounting services.

     The Board of Directors would like to relieve the Company of this burden if it can be done without undue legal difficulty and expense. The simplest way to do so, as the Company has been advised by counsel, is to reduce the number of shareholders of the Company to less than 500.

     REDUCING  THE  NUMBER  OF  SHAREHOLDERS

     The Company has no current addresses for and has received no recent correspondence from a large number of the more than 800 shareholders whose names still appeared on the stockholder ledger of the Company as of July 1, 2000. Mailings of proxy statements and annual reports to many of these shareholders have not been responded to or have been returned, marked "Moved, left no forwarding address," or something similar, for years. Until the past two fiscal years, the Company was not keeping careful records of unreturned proxies, nonattendance at shareholders' meetings or shareholder mailings that were returned by the United States Postal Service. Further, the possibility exists that some shareholders' names and addresses were inadvertently not removed from the ledger after they sold their shares to someone else and that holdings by the same person or entity may have been treated as holding by more than one person or entity just because of the way the name was stated, e.g., "W. Dean Hester" being treated as a different owner than "Walter D. Hester." The careful maintenance of such records is necessary to enable the Company to ascertain just how many shareholders it currently has, and the Company has begun focusing on these issues since the summer of 2000.

     Obviously, Management has no intention of attempting to discourage ownership in the Company by any person or entity. In an effort to reestablish contact with some of the lost shareholders, the Company published notices in newspapers of general circulation in Las Cruces, New Mexico, Silver City, New Mexico and Deming, New Mexico, providing a list of shareholders the Company had lost touch with and asking any of them or anyone who knows the current whereabouts of any of them to contact the Company. Also, on the advice of counsel, Management began compiling information from the records it does have as a predicate to making a filing under New Mexico escheat laws as regards the rights of lost shareholders. The effect of the New Mexico law is generally that, once a filing has been made in respect of the rights of a lost shareholder, the Administrator of the New Mexico Taxation and Revenue Department becomes the legal and record owner of the shares formerly owned by the lost person or entity.

     Additionally, some individual shareholders began to contact holders of small numbers of shares about selling their shares, not to the Company, but to the other individual shareholders. There is no established trading market for the shares of the Company, and the Company's recent financial difficulties make it unlikely that any such market will develop. Some holders of small numbers of shares have recently sold their shares at individually negotiated prices to owners of larger numbers of shares. The individual shareholders purchasing small blocs of shares have advised the Company that they have no intention of aggregating their holdings with others or forming any sort of group seeking control of the Company. Their purpose is merely to facilitate the reduction in the number of shareholders below the regulatory threshold. In the past twelve months, through a combination of individual share purchases and the Company's filing under the Uniform Disposition of Unclaimed Property Act with the New
Mexico Unclaimed Property Office in the Taxation and Revenue Department, the Company has reduced its number of shareholders from 823 to 639. It is possible that, through a combination of continuing to keep more careful records of its shareholder contacts or lack thereof and the purchases by some shareholders of the holdings of others, the number of shareholders of record of the Company can be reduced below 500.

     The limitation on ownership by a single shareholder is an obvious barrier to the purchase of additional shares by shareholders generally, and in particular the purchase from small shareholders by members of the Board of Directors or other friends of the Company who would like to help the Company reduce the number of shareholders below 500. The uncertainty as to the voting status of any shares owned in excess of the 240 limit tends to discourage shareholders who might otherwise purchase additional shares for any reason, including an attempt to reduce the overall number of shareholders.

     AMENDING THE ARTICLES OF INCORPORATION TO INCREASE THE CEILING ON SHARE OWNERSHIP

     The Board of Directors believes it would be in the best interests of the Company to increase the maximum permitted ownership of shares of the Company's common stock to three and six-tenths per cent (3.6%), which at its current capitalization would limit individual ownership to 720 shares of the Company's $25.00 par value common stock. Such an increase requires (i) the adoption of the existing Board of Directors of Articles of Amendment to Articles II and IV of the Company's Articles of Incorporation, a copy of which, together with the Restated Articles of Incorporation of the Company as they will read after the amendment, is attached hereto as Exhibit A, and (ii) the adoption of the Amendment and the Restated Articles of Incorporation by the Company's shareholders.

VOTE  REQUIRED

     The adoption of the amendment to the Articles of Incorporation of the Company and the Restated Articles of Incorporation as presented in Proposal 3 requires an affirmative vote of the holders of a majority of the voting power of the issued and outstanding common stock, present in person or represented in proxy at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AND THE RESTATED ARTICLES OF INCORPORATION.

                                  OTHER MATTERS

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Any proposals of Shareholders intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than June 28, 2003, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 2003 Annual Meeting, Management may exercise its discretionary voting authority on any stockholder proposal that is received at the Company's principal executive offices after September 9, 2003.

INCORPORATION OF FORM 10-KSB BY REFERENCE

     The Company's 2002 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.

OTHER  BUSINESS

     At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be considered at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

                                            By Order of the Board of Directors
                                            Shelby C. Phillips, III,
                                            Chairman
                                            Deming, New Mexico

                                      PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.

The undersigned hereby constitutes and appoints Shelby C. Phillips, III and William R. Johnson III or either of them, with full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on November 22, 2002, and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly urges that you vote to elect the following Director nominees, to approve and ratify the selection of independent auditors to approve an amendment to the Articles of Incorporation and to grant discretionary authority as set forth below:


1.  ELECTION OF DIRECTORS  ______ FOR all nominees listed   ______ WITHHOLD AUTHORITY
                                  below (except as                 to vote for all nominees
                                  marked to the contrary)          listed below

INSTRUCTION:
     TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE
THROUGH  THE  NOMINEE'S  NAME  IN  THE  LIST  BELOW.

Shelby Phillips III   William R. Johnson III   Leone Anderson      Grayson Smyer
Jim Hyatt             William C. Shattuck      G. G. Gore

2.  FOR____ AGAINST____ ABSTAIN____  APPROVAL and ratification of  appointment of The
                                     Accounting and Consulting Group, L.L.P.,
                                     as independent auditors of the Company.

3.  FOR____ AGAINST____ ABSTAIN____  APPROVAL of the Articles of Amendment and the Restated
                                     Articles of Incorporation of the Company.

4.  GRANTED ____ WITHHELD ____       In their discretion, the Proxies are authorized to vote
                                     upon such other business as may properly
                                     come before the meeting.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN PROXY IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED IN ITEM 1 ABOVE, FOR THE APPROVAL AND RATIFICATION OF THE INDEPENDENT AUDITORS NAMED IN ITEM 2 ABOVE, FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION DESCRIBED IN ITEM 3 ABOVE, AND IN THE PROXIES' DISCRETION ON MATTERS ARISING UNDER ITEM 4 ABOVE.

Date:                               .
     -------------------------------



------------------------------------        ------------------------------------
(Signature)                                 (Signature)

     Please sign as your name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If a joint tenancy, please have both joint tenants sign.

                                    EXHIBIT A
                            ARTICLES OF AMENDMENT TO
                               AND RESTATEMENT OF
                            ARTICLES OF INCORPORATION
                                       OF
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.

                    ---------------------------------------

Pursuant to the provisions of Sections 53-13-2, 3, 4 and 7 of the New Mexico Business Corporation Act, the undersigned corporation adopts the following
Articles  of  Amendment  to  and  Restatement  of its Articles of Incorporation.

                                   ARTICLE ONE

The  name  of  the  corporation  is  MIMBRES  VALLEY  FARMERS  ASSOCIATION, INC.

                                   ARTICLE TWO

The Amendment alters or changes Articles II and IV of the Articles of Incorporation and the full text of each provision as it is amended to read is as follows:


                                       II

     "The location of the principal office and the registered office of said corporation in this State is 811 South Platinum, Deming, New Mexico 88030 and its registered agent is Shelby C. Phillips, III."

     * * *
                                       IV

     "The amount of the total authorized capital stock of this corporation is five hundred thousand dollars ($500,000), which is divided into twenty thousand (20,000) shares, of the par value of twenty-five dollars ($25) per share. Said corporation will commence business with a capital stock of two thousand dollars ($2,000). The number of shares of common stock of the corporation which can be owned by a single shareholder shall not exceed three and six/tenths percent (3.6%) of the total authorized common stock of the corporation."

                                  ARTICLE THREE

The amendment is incorporated in the Restated Articles of Incorporation of the corporation attached hereto and by this reference incorporated herein. The Restated Articles of Incorporation, except as amended hereby, set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended and the Restated Articles of Incorporation with the amendment herein adopted supersede the original Articles of Incorporation and all amendments thereto.

                                  ARTICLE FOUR

The foregoing Amendment to the Articles of Incorporation and the Restated Articles of Incorporation were adopted by resolution of the Board of Directors dated as of October 10, 2002 and directed to be submitted to a vote of shareholders. The foregoing Amendment to the Articles of Incorporation and the Restated Articles of Incorporation were adopted by the shareholders of the corporation at the Annual Meeting of Shareholders on November 22, 2002.

                                  ARTICLE FIVE

The Amendment and the Restated Articles of Incorporation were approved by an affirmative vote of the holders of a majority of the shares entitled to vote thereon in accordance with Section 53-13-2 of the New Mexico Business Corporation Act. The number of shares of common stock of the corporation, $25 par value, outstanding and entitled to vote on the Amendment was 13,781.47. The number of shares of common stock of the corporation voted for the Amendment was __________ and the number of shares of common stock of the corporation voted against the Amendment was _________.

                                  ARTICLE SIX

The Articles of Incorporation of the corporation provide only for the issuance of common stock; accordingly, only holders of common stock were entitled to vote and did vote on the Amendment. The Amendment did not provide for any exchange, reclassification, or cancellation of issued shares and did not effect a change in the stated capital of the corporation.

     EXECUTED this ______ day of November, 2002.


                                      MIMBRES VALLEY FARMERS ASSOCIATION, INC.




                                       By:
                                          -----------------------------------
                                            Shelby C. Phillips, III
                                            President

                                    RESTATED
                            ARTICLES OF INCORPORATION
                            (As of November 22, 2002)

                                       Of

                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.


These Restated Articles of Incorporation of Mimbres Valley Farmers Association, Inc. correctly set forth without change the corresponding provisions as amended to date and the Restated Articles of Incorporation supersede the original articles of incorporation of the corporation and all previous amendments.

                                        I

     The name of this corporation is MIMBRES VALLEY FARMERS ASSOCIATION, INC.

                                       II

     The location of the principal office and the registered office of said corporation in this State is 811 South Platinum, Deming, New Mexico 88030 and Shelby C. Phillips III is its registered agent.

                                      III

     The objects for which this corporation is formed are as follows:

     To buy, sell and exchange merchandise of every name, kind, nature and description;

     To purchase, or otherwise acquire, real estate, and to erect, purchase, or otherwise acquire, own and operate, storehouses, warehouses, tanks, depositories, and any and all other buildings and structures necessary or useful in the conduct of the business of this corporation;

     To encourage, promote, establish, manage and operate creameries, dairies, cold storage plants, canning and pickling plants and factories, and any and all other manufacturing plants and enterprises for the purpose of using and converting the agricultural, horticultural and dairy products of the Mimbres Valley, and to erect, or otherwise acquire, such manufacturing or other plants, for the purpose of their management and operation by lessees;

     To encourage, promote, finance and manage agricultural fairs and exhibits in the Mimbres Valley;

     To enter into contracts with producers for the raising of crops, and with commission merchants, brokers, or others, for the marketing and disposal thereof;

     To employ, contract with, and compensate, skilled persons to instruct the stockholders of this corporation in the theory and art of agriculture, horticulture, dairying, stock raising and irrigation, and to instruct and assist this corporation in the marketing and sale of the products of the Mimbres Valley;

     To buy, sell and exchange live stock;

     To do and perform any and all other acts or things necessary to, or tending to promote, the general purposes of this corporation, which are hereby declared to be the development of the agricultural, horticultural, dairy and livestock industries in the Mimbres Valley, and the improvement of market conditions.

                                       IV

     The amount of the total authorized capital stock of this corporation is five hundred thousand dollars ($500,000), which is divided into twenty thousand (20,000) shares, of the par value of twenty-five dollars ($25) per share. Said corporation will commence business with a capital stock of two thousand dollars ($2,000). The number of shares of common stock of the corporation which can be owned by a single shareholder shall not exceed three and six/tenths percent (3.6%) of the total authorized common stock of the corporation.

                                        V

     The names and post office addresses of the incorporators, and the number of shares subscribed by each, are as follows:

     Name             Post office Address  Number of Shares,
     John Hund        Deming, New Mexico,         40 shares,
     Hugh Ramsay      Deming, New Mexico,         40 shares,
     H.E. VanSickle   Deming, New Mexico,         40 shares,
     George W. McCan  Deming, New Mexico,         40 shares,
     S. J. Smith      Deming, New Mexico,         40 shares.

                                       VI

     The duration of this corporation shall be perpetual.

                                       VII

     The Board of Directors shall consist of not less than five stockholders to be elected at the annual meeting to be provided for by the by-laws. The Board of Directors, during the first three months, or until successors shall have been elected and shall have qualified, shall consist of the incorporators herein named.

                                      VIII

     The Board of Directors shall have the power to adopt and alter by-laws.

                                       IX

     Dividends may be declared and paid, at such times, and in such amounts, as the Board of Directors shall deem best, provided; that the capital stock of the corporation shall not thereby be impaired.

                                        X

     The quorum requirement for shareholder's meetings, either annual or special, shall be one-third (1/3) of the issued and outstanding shares of the common stock of the corporation.